              ----------------------------------------------------


                              AMENDED AND RESTATED

                         REGISTRATION RIGHTS AGREEMENT

                                     among

                      CARE MANAGEMENT SCIENCE CORPORATION

                            J. H. WHITNEY III, L.P.,

                     WHITNEY STRATEGIC PARTNERS III, L.P.,

                        FOUNDATION HEALTH SYSTEMS, INC.,

                               DAVID J. BRAILER,

                               RONALD A. PAULUS,

                                 BRENT MILNER,

                           ZEKE INVESTMENT PARTNERS,

                                      and

                              WILLIAM WINKENWERDER

                          -----------------------------
                           Dated as of October 2, 2000
                          -----------------------------

                                TABLE OF CONTENTS


                                                                                                               Page

1.       Definitions.............................................................................................1


2.       Securities Subject to this Agreement....................................................................4

         (a)      Registrable Securities.........................................................................4
         (b)      Holders of Registrable Securities..............................................................4

3.       Demand Registration.....................................................................................5

         (a)      Request for Demand Registration................................................................5
         (b)      Effective Demand Registration..................................................................5
         (c)      Expenses.......................................................................................5
         (d)      Underwriting Procedures........................................................................6
         (e)      Selection of Underwriters......................................................................6
         (f)      Limitations on Demand Registrations............................................................6

4.       Piggy-Back Registration.................................................................................7

         (a)      Piggy-Back Rights..............................................................................7
         (b)      Priority of Registrations......................................................................8
         (c)      Expenses.......................................................................................8
         (d)      Conditions and Limitations on Piggyback Registrations..........................................8

5.       Holdback Agreements.....................................................................................9

         (a)      Restrictions on Public Sale by Holders.........................................................9
         (b)      Restrictions on Public Sale by the Company.....................................................9

6.       Registration Procedures.................................................................................9

         (a)      Obligations of the Company.....................................................................9
         (b)      Seller Information............................................................................12
         (c)      Notice to Discontinue.........................................................................12
         (d)      Sale to Underwriter...........................................................................12

7.       Registration Expenses..................................................................................13

8.       Indemnification; Contribution..........................................................................13

         (a)      Indemnification by the Company................................................................13
         (b)      Indemnification by Holders....................................................................14
         (c)      Conduct of Indemnification Proceedings........................................................14




                                TABLE OF CONTENTS
                                   (continued)

                                                                                                               Page

         (d)      Contribution..................................................................................15

9.       Rule 144; Other Exemptions.............................................................................16


10.      Certain Limitations on Registration Rights.............................................................16


11.      Miscellaneous..........................................................................................16

         (a)      Recapitalizations, Exchanges, etc.............................................................16
         (b)      No Inconsistent Agreements; Other Registration Rights.........................................16
         (c)      Remedies......................................................................................17
         (d)      Amendments and Waivers........................................................................17
         (e)      Notices.......................................................................................17
         (f)      Successors and Assigns........................................................................18
         (g)      Counterparts..................................................................................18
         (h)      Headings......................................................................................18
         (i)      Governing Law.................................................................................18
         (j)      Jurisdiction..................................................................................18
         (k)      Severability..................................................................................19
         (l)      Rules of Construction.........................................................................19
         (m)      Entire Agreement..............................................................................19
         (n)      Further Assurances............................................................................19


                          REGISTRATION RIGHTS AGREEMENT

                  THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT"), dated as of October 2, 2000, among CARESCIENCE, INC., a Pennsylvania corporation (the "COMPANY"), J. H. WHITNEY III, L.P., a Delaware limited partnership ("JHW"), WHITNEY STRATEGIC PARTNERS III, L.P., a Delaware limited partnership ("WSP", together with JHW, collectively referred to herein as "WHITNEY") FOUNDATION HEALTH SYSTEMS, INC., a Delaware corporation ("FHS"), DAVID J. BRAILER, RONALD A. PAULUS (David J. Brailer and Ronald A. Paulus collectively referred to as the ("MANAGEMENT STOCKHOLDERS"), BRENT MILNER, WILLIAM WINKENWERDER and ZEKE INVESTMENT PARTNERS, a Pennsylvania partnership (Brent Milner, William Winkenwerder and Zeke Investment Partners collectively referred to as the "INDIVIDUAL INVESTORS").

                  The parties hereto are parties to that certain Registration Rights Agreement, dated as of December 28, 1998 (the "1998 AGREEMENT"), made in connection with (i) the Stock Purchase Agreement (the "PURCHASE AGREEMENT"), dated as of December 28, 1998, among the Company, Whitney and the Individual Investors relating to the acquisition by Whitney and the Individual Investors of an aggregate of 2,366,947 shares of Series C Convertible Preferred Stock, no par value, of the Company (the "SERIES C CONVERTIBLE PREFERRED") for an aggregate purchase price of $6,175,000.00 and (ii) the Exchange Agreement, dated as of the date hereof, between FHS and the Company, pursuant to which FHS has agreed to restructure its existing investment in the Company in return for 994,000 shares of Series D Convertible Preferred Stock, no par value, of the Company (the "SERIES D CONVERTIBLE PREFERRED"), 1,658,004 shares of Series E Convertible Preferred Stock, no par value, of the Company (the "SERIES E CONVERTIBLE PREFERRED") and 1,560,000 shares of Series G Redeemable Preferred Stock, no par value, of the Company (the "SERIES G REDEEMABLE PREFERRED").

                  The parties hereto desire to amend and restate the 1998 Agreement to reflect certain changes to the capital structure of the Company and certain other rights therein.

                  The parties hereby agree as follows:

                  1. DEFINITIONS. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

                           "1998 AGREEMENT" has the meaning assigned such term
in the third paragraph of this Agreement.

                           "ACT" means the Securities Act of 1933, as amended,
and the rules and regulations of the SEC promulgated thereunder.

                           "APPROVED UNDERWRITER" has the meaning assigned such
term in Section 3(e).

                           "APPROVED UNDERWRITER AMOUNT" has the meaning
assigned such term in Section 3(d).

                           "BUSINESS DAY" means any day other than a Saturday,
Sunday or other day on which commercial banks in the City of New York are authorized or required by law or executive order to close.

                           "COMMON STOCK" means the Common Stock, no par value,
of the Company, or any other capital stock of the Company into which such stock is reclassified or reconstituted.

                           "COMPANY UNDERWRITER" has the meaning assigned such
term in Section 4(a).

                           "DEMAND REGISTRATION" has the meaning assigned such
term in Section 3(a).

                           "DESIGNATED HOLDER" means Whitney, FHS, the
Management Stockholders, the Individual Investors and any of their respective transferees to whom Registrable Securities have been transferred other than the transferee to whom such securities have been transferred pursuant to a registration statement under the Act or Rule 144 under the Act; provided, that, for purposes of Section 3(a) hereof, the transferees of any Designated Holder shall only be entitled to exercise that Designated Holder's Demand Registration (if not already exercised by such Designated Holder) as a group.

                           "EXCHANGE ACT" means the Securities and Exchange Act
of 1934, as amended, and the rules and regulations of the SEC thereunder.

                           "HOLDER" has the meaning assigned such term in
Section 2(b).

                           "HOLDERS' COUNSEL" means (a) with respect to any
Demand Registration that has been requested pursuant to Section 3, the one counsel selected by the Initiating Holder in such registration and (b) with respect to a request for registration of Registrable Securities pursuant to
Section 4, the one counsel selected by the Holders holding a majority of the Registrable Securities held by all Holders being registered in such registration.

                           "INDEMNIFIED PARTY" has the meaning assigned such
term in Section 8(c).

                           "INDEMNIFYING PARTY" has the meaning assigned such
term in Section 8(c).

                           "INITIAL PUBLIC OFFERING" shall mean the sale in an
underwritten offering by the Company of its capital stock pursuant to a registration statement on Form S-1 or otherwise under the Act.

                           "INITIATING HOLDER" has the meaning assigned to such
term in Section 3(a).

                           "INSPECTOR" has the meaning assigned such term in
Section 6(a)(viii).

                           "NASD" has the meaning assigned such term in Section
6(a)(xv).

                           "PERSON" means any individual, firm, corporation,
partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of any such entity.

                           "PURCHASE AGREEMENT" has the meaning assigned such
term in the second paragraph of this Agreement.

                           "REGISTRABLE SECURITIES" means, subject to
Section 2(a), each of the following: (a) any shares of Common Stock issued or issuable upon conversion or in exchange for shares of the Series C Convertible Preferred, Series D Convertible Preferred, Series E Convertible Preferred or Series F Redeemable Preferred; (b) any shares of Common Stock held by the Management Stockholders or any of their respective permitted transferees; and
(c) any shares of Common Stock issued or issuable in respect of shares of Common Stock issued, issuable or held pursuant to clause (a) or (b) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

                           "REGISTRATION EXPENSES" has the meaning assigned such
term in Section 7.

                           "RULE 144" means Rule 144 under the Act (or any
similar rule adopted after the date hereof).

                           "SEC" means the Securities and Exchange Commission.

                           "SERIES C CONVERTIBLE PREFERRED" has the meaning
assigned such term in the second paragraph of this Agreement and is further defined to include any other capital stock of the Company into which such stock is reclassified or reconstituted.

                           "SERIES D CONVERTIBLE PREFERRED" means the Series D
Convertible Preferred Stock, no par value, of the Company (or any warrants to purchase such stock), or any other capital stock of the Company into which such stock is reclassified or reconstituted.

                           "SERIES E CONVERTIBLE PREFERRED" means the Series E
Convertible Preferred Stock, no par value, of the Company (or any warrants to purchase such stock), or any other capital stock of the Company into which such stock is reclassified or reconstituted.

                           "SERIES F REDEEMABLE PREFERRED" means the Series F
Redeemable Preferred Stock, no par value, of the Company (or any warrants to purchase such stock), or any other capital stock of the Company into which such stock is reclassified or reconstituted.

                           "SERIES G REDEEMABLE PREFERRED" means the Series G
Redeemable Preferred, no par value, of the Company.

                           "SERIES PREFERRED" means, collectively, the Series C
Convertible Preferred, Series D Convertible Preferred, Series E Convertible Preferred, Series F Redeemable Preferred and Series G Redeemable Preferred.

                           "SHARES" means the Common Stock, the Series
Preferred, any class of common stock of the Company authorized after the date of this Agreement and any other class of stock resulting from successive changes or reclassifications of the Shares.

                           "SHAREHOLDERS' AGREEMENT" means the Shareholders'
Agreement, dated the date hereof, among the Company, Whitney, FHS, the Management Stockholders and the Individual Investors.

                           "TOTAL SECURITIES" has the meaning assigned such term
in Section 4(a).

                           "UNDERWRITERS" has the meaning assigned such term in
Section 6(d).

                           "VALID BUSINESS REASON" has the meaning assigned such
term in Section 3(f).

                           "WHITNEY DIRECTOR" means a person appointed by
Whitney to the Board of Directors of the Company pursuant to the Shareholders' Agreement.

                  2.       SECURITIES SUBJECT TO THIS AGREEMENT.

                           (a)      REGISTRABLE SECURITIES.  For the purposes
of this Agreement, Registrable Securities will cease to be Registrable Securities when (i) a registration statement covering such Registrable Securities has been declared effective under the Act by the SEC and such Registrable Securities have been disposed of pursuant to such effective registration statement or (ii) the entire amount of Registrable Securities proposed to be sold in a single sale are or, in the opinion of counsel satisfactory to the Company and the Holder, each in their reasonable judgment, may, be distributed to the public pursuant to Rule 144 in compliance with the requirements of paragraphs (c), (e), (f) and (g) of Rule 144 (notwithstanding the provisions of paragraph (k) of such Rule) (or any successor provision then in effect) under the Act.

                           (b)      HOLDERS OF REGISTRABLE SECURITIES.  A
Person is deemed to be a holder of Registrable Securities (a "HOLDER") whenever such Person (i) is a party to this Agreement (or a permitted transferee of such party that has become a party hereto) and (ii) owns of record Registrable Securities, or holds a security convertible into or exercisable or exchangeable for, Registrable Securities, whether or not such purchase or conversion has actually been effected and disregarding any legal restrictions upon the exercise of such rights. If the Company receives conflicting instructions, notices or elections from two or more persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities.

Registrable Securities issuable upon conversion of another security shall be deemed outstanding for the purposes of this Agreement.

                  3.       DEMAND REGISTRATION.

                           (a)      REQUEST FOR DEMAND REGISTRATION.  Subject
to Section 3(f) below, at any time after 6 months from the date of the consummation of an Initial Public Offering, each of the Designated Holders (other than the Individual Investors who, for purposes of this Section 3, shall be deemed to be part of any Demand Registration in which Whitney is the Initiating Holder) (each an "INITIATING HOLDER") shall have the right to make one request in writing that the Company register Registrable Securities under the Act, and under the securities or blue sky laws of any jurisdiction designated by such holder or holders (each such registration under this Section 3(a) that satisfies the requirements set forth in Section 3(b) is referred to herein as a "DEMAND REGISTRATION"); PROVIDED, HOWEVER, that the Management Stockholders shall only be entitled to one demand right as a group. Notwithstanding the foregoing, in no event shall the Company be required to effect more than three Demand Registrations. Each request for a Demand Registration by an Initiating Holder in respect thereof shall specify the amount of the Registrable Securities proposed to be sold, the intended method of disposition thereof and the jurisdictions in which registration is desired. Upon a request for a Demand Registration, the Company shall promptly take such steps as are necessary or appropriate to prepare for the registration of the Registrable Securities to be registered. Within fifteen (15) days after the receipt of such request, the Company shall give written notice thereof to all other Designated Holders and include in such registration all Registrable Securities held by a Designated Holder from whom the Company has received a written request for inclusion therein at least ten (10) days prior to the filing of the registration statement. Each such request will also specify the number of Registrable Securities to be registered, the intended method of disposition thereof and the jurisdictions in which registration is desired. Subject to
Section 3(d), the Company shall be entitled to include in any registration statement and offering made pursuant to a Demand Registration, authorized but unissued shares of Common Stock, shares of Common Stock held by the Company as treasury shares or shares of Common Stock held by stockholders other than the Designated Holders; PROVIDED, that such inclusion shall be permitted only to the extent that it is pursuant to and subject to the terms of the underwriting agreement or arrangements, if any, entered into by the Initiating Holder exercising the Demand Registration rights.

                           (b)      EFFECTIVE DEMAND REGISTRATION.  The Company
shall use its best efforts to cause any Demand Registration to become effective not later than ninety (90) days after it receives a request under Section 3(a). A registration requested pursuant to Section 3(a) hereof shall not count as the demand to which the Designated Holders are entitled thereunder unless such registration statement is declared effective and remains effective for at least the lesser of (i) such time as all Registrable Securities covered by such registration statement have been disposed of in accordance with such registration statement or (ii) ninety (90) days.

                           (c)      EXPENSES.  In any registration initiated as
a Demand Registration, the Company shall pay all Registration Expenses in connection therewith, whether or not such requested Demand Registration becomes effective.

                           (d)      UNDERWRITING PROCEDURES.  If the Initiating
Holder to which the requested Demand Registration relates so elects, the offering of such Registrable Securities pursuant to such requested Demand Registration shall be in the form of a firm commitment underwritten offering and the managing underwriter or underwriters selected for such offering shall be the Approved Underwriter selected in accordance with Section 3(e). In such event, if the Approved Underwriter advises the Company in writing that, in its opinion, the aggregate amount of such Registrable Securities requested to be included in such offering (including those securities requested by the Company to be included in such registration) is sufficiently large to have an adverse effect on the success of such offering, then the Company shall include in such registration only the aggregate amount of Registrable Securities that in the opinion of the Approved Underwriter may be sold without any such effect on the success of such offering (the "APPROVED UNDERWRITER AMOUNT"), and (i) all Registrable Securities that the Initiating Holder proposes to register (including, in the case of Whitney, Registrable Securities held by the Individual Investors) shall be included in the registration up to the Approved Underwriter Amount, (ii) to the extent that the number of Registrable Securities to be included by the Initiating Holder is less than the Approved Underwriter Amount, securities proposed to be registered by the Designated Holders (other than the Initiating Holder) shall be included ratably in the registration based on the amounts of Registrable Securities sought to be registered by such Designated Holders in their request for participation in the Demand Registration and (iii) to the extent that the number of Registrable Securities to be included under clauses (i) and (ii) above is less than the Approved Underwriter Amount, securities that the Company proposes to register shall also be included in the registration.

                           If, as a result of the proration provision of this
Section 3(d), any Designated Holder shall not be entitled to include all Registrable Securities in a registration that such Designated Holder has requested to be included in, such Designated Holder may elect to withdraw his request to include Registrable Securities in such registration or may reduce the number requested to be included; PROVIDED, HOWEVER, that (x) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (y) such withdrawal or reduction shall be irrevocable.

                           (e)      SELECTION OF UNDERWRITERS.  If any requested
Demand Registration is in the form of an underwritten offering, the Initiating Holder shall select and obtain an investment banking firm of national reputation to act as the managing underwriter of the offering (the "APPROVED UNDERWRITER"); PROVIDED that such underwriter shall be reasonably satisfactory to a majority of the Designated Holders (other than the Initiating Holders) and the Company.

                           (f)      LIMITATIONS ON DEMAND REGISTRATIONS.  The
Demand Registration rights granted to the Designated Holders in Section 3(a) are subject to the following limitations: (i) each registration in respect of a Demand Registration must include Registrable Securities having an aggregate market value of at least [$5,000,000], which market value shall be determined by multiplying the number of Registrable Securities to be included in the Demand Registration by the proposed per share offering price; PROVIDED that the limitation set forth in this clause (i) shall not be in effect at any time the Designated Holders' Registrable Securities are not able to be sold under Rule 144 under the Act because of the Company's failure to comply with the information requirements thereunder, unless at such time, the Company's outside counsel

(which shall be reasonably acceptable to the Designated Holders requesting such registration) delivers a written opinion of counsel to such Designated Holders to the effect that such Designated Holders' Registrable Securities may be publicly offered and sold without registration under the Act; (ii) the Company shall not be required to cause a registration pursuant to Section 3(a) to be declared effective within a period of 150 days after the effective date of any registration statement of the Company effected in connection with a Demand Registration; and (iii) if the Board of Directors of the Company, in its good faith judgment, determines that any registration of Registrable Securities should not be made or continued because it would materially interfere with any material financing, acquisition, corporate reorganization or merger or other transaction involving the Company or any of its subsidiaries (a "VALID BUSINESS REASON"), the Company may (x) postpone filing a registration statement relating to a Demand Registration until such Valid Business Reason no longer exists, but in no event for more than ninety (90) days, and (y) in case a registration statement has been filed relating to a Demand Registration, if the Valid Business Reason has not resulted from actions taken by the Company, the Company, upon the approval of a majority of the Company's Board of Directors, may cause such registration statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such registration statement. The Company shall give written notice of its determination to postpone or withdraw a registration statement under Section 3(f)(iii) and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof. Notwithstanding anything to the contrary contained herein, the Company may not postpone or withdraw a filing under Section 3(f)(iii) hereof more than once in any twelve-month period.

                           Each Holder of Registrable Securities agrees that,
upon receipt of any notice from the Company that the Company has determined to withdraw any registration statement pursuant to clause (iii) above, such Holder will discontinue its disposition of Registrable Securities pursuant to such registration statement and, if so directed by the Company, will deliver to the Company (at the Company's expenses) all copies, other than permanent file copies, then in such Holder's possession, of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. If the Company shall give any notice of postponement or withdrawal of a registration statement, the Company shall, at such time as the Valid Business Reason that caused such postponement or withdrawal no longer exists (but in no event later than ninety (90) days after the date of the postponement), use its best efforts to promptly effect the registration under the Act of the Registrable Securities covered by the postponed or withdrawn registration statement in accordance with this Section 3 (unless the Designated Holder(s) delivering the Demand Registration request shall have withdrawn such request, in which case the Company shall not be considered to have effected an effective registration for the purposes of this Agreement), and such registration shall not be postponed or withdrawn pursuant to clause (iii) above.

                  4.       PIGGY-BACK REGISTRATION.

                           (a)      PIGGY-BACK RIGHTS.  If the Company proposes
to file a registration statement under the Act with respect to an offering by the Company for its own account of any class of security (other than a registration statement on Form S-4 or S-8 (or any successor form thereto)) under the Act, then the Company shall give written notice of such proposed filing to each of the Holders at least twenty (20) days before the anticipated filing date, and such notice shall describe in detail the proposed registration and distribution (including those jurisdictions where registration under the securities or blue sky laws is intended) and offer such Holders the opportunity to register the number of Registrable Securities as each such Holder may request. The Company shall use its best efforts (within ten (10) days of the notice provided for in the preceding sentence) to permit the Holders who have requested to participate in the registration for such offering to include such Registrable Securities in such offering on the same terms and conditions as the securities of the Company included therein. Notwithstanding the foregoing, if such registration involves an underwritten offering and the managing underwriters or underwriters (the "COMPANY UNDERWRITER") shall advise the Holders of Registrable Securities in writing that, in its opinion, the total amount of securities requested to be included in such offering (the "TOTAL SECURITIES") is sufficiently large so as to have an adverse effect on the success of the distribution of the Total Securities, then the Company shall include in such registration, to the extent of the number of securities which the Company is so advised can be sold in (or during the time of) such offering, FIRST, all securities that the Company proposes to register, and, SECOND the securities proposed to be included in such registration by all Holders pro rata among them, and, THIRD, all other securities proposed to be registered. Notwithstanding anything in this Section 4 to the contrary, the Company shall not be required to include any Registrable Securities in its Initial Public Offering.

                           (b)      PRIORITY OF REGISTRATIONS. Subject to the
provisions of Section 3(f)(iii), if the Company proposes to register securities pursuant to Section 4(a) hereof on the same day that the Designated Holders request a registration pursuant to Section 3(a) hereof, then the Demand Registration requested pursuant to Section 3(a) hereof shall be given priority.

                           (c)      EXPENSES.  The Company shall bear all
Registration Expenses in connection with any registration pursuant to this
Section 4.

                           (d)      CONDITIONS AND LIMITATIONS ON PIGGYBACK
REGISTRATIONS. If, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to all Holders of record of Registrable Securities and (i) in the case of a determination not to register, shall be relieved of its obligation to register the Registrable Securities in connection with such abandoned registration, without prejudice, however, to the rights of Holders under Section 3, and (ii) in the case of a determination to delay the registration of its securities, shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other equity securities.

                           Any Holder shall have the right to withdraw its
request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 4 by giving the written notice to the Company of its request to withdraw; PROVIDED, HOWEVER, that (i) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (ii) such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made.

                  5.       HOLDBACK AGREEMENTS.

                           (a)      RESTRICTIONS ON PUBLIC SALE BY HOLDERS. To
the extent not inconsistent with applicable law, each Holder agrees not to effect any public sale or distribution of any Registrable Securities being registered or of any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144 under the Act, during the seven (7) days prior to or the ninety (90) day period beginning on the effective date of such Demand Registration or Piggy-Back Registration or other underwritten offering (except as part of such registration), if and to the extent requested by any other Holder, in the case of a non-underwritten public offering, or if and to the extent requested by the Company Underwriter, in the case of an underwritten public offering. To the extent not inconsistent with applicable law, each Holder also agrees that, during the period of duration (not to exceed 180 days) specified by the Company and an underwriter of Common Stock in connection with an Initial Public Offering, following the effective date of a registration statement of the Company filed under the Act relating to such Initial Public Offering, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period (except Registrable Securities included in such registration).

                           (b)      RESTRICTIONS ON PUBLIC SALE BY THE COMPANY.
The Company agrees not to effect any public sale or distribution of any of its securities for its own account (except pursuant to registrations on Form S-4 or S-8 (or any successor form thereto) under the Act) during the ninety (90) day period beginning on the effective date of any registration statement in which the Holders are participating (except to the extent that such sale or distribution is made pursuant to such registration).

                  6.       REGISTRATION PROCEDURES.

                           (a)      OBLIGATIONS OF THE COMPANY. Whenever
registration of Registrable Securities has been requested pursuant to Section 3 or 4 of this Agreement, the Company shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection with any such request, the Company shall, as expeditiously as possible:

                                    (i)     prepare and file with the SEC (in
any event not later than sixty (60) Business Days after receipt of a request to file a registration statement with respect to Registrable Securities) a registration statement on any form on which registration is requested for which the Company then qualifies, which counsel for the Company and Holders' Counsel shall deem appropriate and which shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and use its best efforts to cause such registration statement to become effective; PROVIDED, HOWEVER, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall (A) provide Holders' Counsel with an adequate and appropriate opportunity to participate in the preparation of such registration statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the SEC, which documents shall be subject to the review of Holders' Counsel, and (B) notify Holders' Counsel and each seller of Registrable Securities pursuant to such registration statement of any stop order issued or threatened by the SEC and take all reasonable action required to prevent the entry of such stop order or to remove it if entered;

                                    (ii)    prepare and file with the SEC such
amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the disposition of all Registrable Securities covered by such registration statement until the earlier of (a) such time as all of such Registrable Securities and other securities have been disposed of in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement and (b) 180 days after the effective date of such registration statement, except with respect to any such registration statement filed pursuant to Rule 415 (or any successor Rule) under the Act if the Company is eligible to file a registration statement on Form S-3, in which case such period shall be two (2) years;

                                    (iii)   as soon as reasonably possible,
furnish to each seller of Registrable Securities, prior to filing a registration statement, copies of such registration statement as it is proposed to be filed, and thereafter such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                                    (iv)    use its best efforts to register
or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller of Registrable Securities may request, and to continue such qualification in effect in each such jurisdiction for as long as is permissible pursuant to the laws of such jurisdiction, or for as long as any such seller requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; PROVIDED, HOWEVER, that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6(a)(iv), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction;

                                    (v)     use its best efforts to obtain all
other approvals, covenants, exemptions or authorizations from such governmental agencies or authorities as may be necessary to enable the sellers of such Registrable Securities to consummate the disposition of such Registrable Securities;

                                    (vi)    notify each seller of Registrable
Securities at any time when a prospectus relating thereto is required to be delivered under the Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and the Company shall promptly prepare a supplement or amendment to such prospectus and furnish to each such seller a reasonable number of copies of a supplement to or amendment of such prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

                                    (vii)   enter into and perform customary
agreements (including an underwriting agreement in customary form with the Approved Underwriter or Company Underwriter, if any, selected as provided in
Section 3 or 4; PROVIDED, that the underwriting agreement, if any, shall be reasonably satisfactory in form and substance to the Company) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

                                    (viii)  make available for inspection by
any seller of Registrable Securities, any managing underwriter participating in any disposition pursuant to such registration statement, Holders' Counsel and any attorney, accountant or other agent retained by any such seller or any managing underwriter (each, an "INSPECTOR" and, collectively, the "INSPECTORS"), all financial and other records, pertinent corporate documents and properties of the Company and any subsidiaries thereof as may be in existence at such time (collectively, the "RECORDS") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and any subsidiaries' officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such registration statement; PROVIDED, that such Inspector agrees to keep all such information confidential.

                                    (ix)    obtain a "cold comfort" letter
from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters, as Holders' Counsel or the managing underwriter reasonably request;

                                    (x)     furnish, at the request of any
seller of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the registration statement with respect to such securities becomes effective, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as such seller may reasonably request and as are customarily included in such opinions;

                                    (xi)    otherwise use its best efforts to
comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable but no later than fifteen (15) months after the effective date of the registration statement, an earnings statement covering a period of twelve (12) months beginning after the effective date of the registration statement, in a manner which satisfies the provisions of Section 11(a) of the Act;

                                    (xii)    cause all such Registrable
Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed (if any) if the listing of such Registrable Securities is then permitted under the rules of such exchange or, if no similar securities are then so listed, cause all such Registrable Securities to be listed on an exchange on which the Initiating Holders request that such Registrable Securities be listed, subject to the satisfaction of the applicable listing requirements of each such exchange;

                                    (xiii)  keep each seller of Registrable
Securities advised in writing as to the initiation and progress of any registration under Section 3 or 4 hereunder;

                                    (xiv)   provide officers' certificates and
other customary closing documents;

                                    (xv)    cooperate with each seller of
Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD"); and

                                    (xvi)    use its best efforts to take all
other steps necessary to effect the registration of the Registrable Securities contemplated hereby.

                           (b)      SELLER INFORMATION. The Company may
require as a condition precedent of the Company's obligations under this Section 6 that each seller of Registrable Securities as to which any registration is being effected furnish to the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

                           (c)      NOTICE TO DISCONTINUE. Each Holder agrees
that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(a)(vi), such Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 6(a)(vi) and, if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement (including, without limitation, the period referred to in Section 6(a)(ii)) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(a)(vi) to and including the date when the Holder shall have received the copies of the supplemented or amended prospectus contemplated by and meeting the requirements of Section 6(a)(vi).

                           (d)      SALE TO UNDERWRITER. Subject to the
limitations on inclusion of Registrable Securities in a registration under Sections 3(d) and 4(a), in lieu of converting any shares of Series C Convertible Preferred, Series D Convertible Preferred or Series E Convertible Preferred into Registrable Securities to be included in a registration under Section 3 or 4 prior to or simultaneously with the filing or the effectiveness of any registration statement filed pursuant thereto, the holder of such preferred stock may sell such stock to the Approved Underwriter or the Company Underwriter, as the case may be, and any other underwriters of the offering being registered (collectively, the Approved Underwriter or Company Underwriter, as the case may be, and such other underwriters, the "UNDERWRITERS") if the Underwriters consent thereto and if the Underwriters undertake to convert such shares of Series C Convertible Preferred, Series D Convertible Preferred or Series E Convertible Preferred into Registrable Securities before making any distribution pursuant to such registration statement and to include such Registrable Securities among the Registrable Securities being offered pursuant to such registration statement. Assuming timely delivery by the Holder of the Series C Convertible Preferred certificates, Series D Convertible Preferred certificates or Series E Convertible Preferred certificates to or for the account of the Underwriters, the Company agrees to cause the relevant Registrable Securities to be issued so as to permit the Underwriters to make and complete the distribution (including the distribution of such Registrable Securities) contemplated by the underwriting.

                  7. REGISTRATION EXPENSES. The Company shall pay all expenses (other than underwriting discounts and commissions) arising from or incident to the performance of, or compliance with, this Agreement, including, without limitation, (a) SEC, stock exchange and NASD registration and filing fees, (b) all fees and expenses incurred in complying with securities or blue sky laws (including, without limitation, reasonable fees, charges and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (c) all printing, messenger and delivery expenses, (d) the fees, charges and disbursements of counsel to the Company and of its independent public accountants and any other accounting and legal fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any special audits incident to or required by any registration or qualification) and (e) the reasonable fees, charges and expenses of any special experts retained by the Company in connection with any requested Demand Registration or Piggy-Back Registration pursuant to the terms of this Agreement, regardless of whether the registration statement filed in connection with such registration is declared effective. In connection with each registration hereunder, the Company shall reimburse the Holders of Registrable Securities being registered in such registration for the reasonable fees, charges and disbursements of not more than one Holders' Counsel. All of the expenses described in this Section 7 are referred to in this Agreement as "REGISTRATION EXPENSES." Notwithstanding the foregoing provisions of this Section 7, in connection with any registration hereunder, each Holder of Registrable Securities being registered shall pay all underwriting discounts and commissions and any capital gains, income or transfer taxes, if any, attributable to the sale of such Registrable Securities, PRO RATA with respect to payments of discounts and commissions in accordance with the number of shares sold in the offering.

                  8.       INDEMNIFICATION; CONTRIBUTION.

                           (a)      INDEMNIFICATION BY THE COMPANY. In the
event of any proposed registration of securities of the Company pursuant to
Section 3 or Section 4, the Company agrees to indemnify and hold harmless each Holder, its directors, officers, partners, employees, advisors and agents, and each Person who controls (within the meaning of the Act or the Exchange Act) such Holder, to the extent permitted by law, from and against any and all losses, claims, damages, expenses (including, without limitation, reasonable costs of investigation and fees, disbursements and other charges of counsel) or other liabilities resulting from or arising out of or based upon any untrue, or alleged untrue, statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or notification or offering circular (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by or on behalf of such Holder expressly for use therein. The Company shall also indemnify any Underwriters of the Registrable Securities, their officers, directors and employees, and each Person who controls any such Underwriter (within the meaning of the Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities.

                           (b)      INDEMNIFICATION BY HOLDERS. In connection
with any proposed registration in which a Holder is participating pursuant to
Section 3 or 4 hereof, each such Holder shall furnish to the Company in writing such information with respect to such Holder as the Company may reasonably request or as may be required by law for use in connection with any registration statement or prospectus to be used in connection with such registration and each Holder agrees to indemnify and hold harmless the Company, any Underwriter retained by the Company and their respective directors, officers, employees and each Person who controls (within the meaning of the Act and the Exchange Act) the Company or such Underwriter to the same extent as the foregoing indemnity from the Company to the Holders (subject to the proviso to this sentence and applicable law), but only with respect to any such information furnished in writing by or on behalf of such Holder expressly for use therein; PROVIDED, HOWEVER, that the liability of any Holder under this Section 8(b) shall be limited to the amount of the net proceeds received by such Holder in the offering giving rise to such liability.

                           (c)      CONDUCT OF INDEMNIFICATION PROCEEDINGS.
Any Person entitled to indemnification hereunder (the "INDEMNIFIED PARTY") agrees to give prompt written notice to the indemnifying party (the "INDEMNIFYING PARTY") after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; PROVIDED, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel satisfactory to the Indemnified Party in its reasonable judgment, (iii) the named parties to any such action (including any impleaded parties) have been advised by the Indemnifying Party's counsel that either (A) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (B) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party; PROVIDED, HOWEVER, that the Indemnifying Party shall only have to pay the fees and expenses of one firm of counsel for all Indemnified Parties in each jurisdiction, except to the extent representation of all Indemnified Parties by the same counsel is inappropriate under applicable standards of professional conduct. In either of such cases the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the written consent of the Indemnified Party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the Indemnified Party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Party. The rights accorded to any Indemnified Party hereunder shall be in addition to any rights that such Indemnified Party may have at common law, by separate agreement or otherwise.

                           (d)      CONTRIBUTION. If the indemnification
provided for in Section 8(a) from the Indemnifying Party is unavailable to an Indemnified Party in respect of any losses, claims, damages, expenses or other liabilities referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, expenses or other liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, expenses or other liabilities, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the Indemnifying Party's and Indemnified Party's relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, expenses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 8(a), 8(b) and 8(c), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution pursuant to this Section 8(d).

                  9. RULE 144; OTHER EXEMPTIONS. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Act in respect of Common Stock or securities of the company convertible into or exchangeable or exercisable for Common Stock, the Company covenants that it shall file any reports required to be filed by it under the Exchange Act and the rules and regulations adopted by the SEC thereunder, and that it shall take such further action as each Holder may reasonably request (including, but not limited to, providing any information necessary to comply with Rules 144 and 144A under the Act), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Act within the limitation of the exemptions provided by (a) Rule 144 or Rule 144A under the Act, as such rules may be amended from time to time, or (b) any other rules or regulations now existing or hereafter adopted by the SEC. The Company shall, upon the request of any Holder, deliver to such Holder a written statement as to whether the Company has complied with such requirements.

                 10. CERTAIN LIMITATIONS ON REGISTRATION RIGHTS. In the case of a registration under Section 4 if the Company has determined to enter into an underwriting agreement in connection therewith, no person may participate in such registration unless such person (a) agrees to sell such person's securities on the basis provided therein and (b) completes and executes all questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other documents reasonably required under the terms of such underwriting agreements.

                 11.       MISCELLANEOUS.

                           (a)      RECAPITALIZATIONS, EXCHANGES, ETC.  The
provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Shares, to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the Shares and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

                           (b)      NO INCONSISTENT AGREEMENTS; OTHER
REGISTRATION RIGHTS. The Company shall not enter into any agreement with respect to its securities that is inconsistent with or adversely affects the rights granted to the Holders in this Agreement other than any lock-up agreement with the underwriters in connection with an underwritten offering pursuant to which the Company agrees, for a period not in excess of 180 days if such underwritten offering is an Initial Public Offering or, for a period not in excess of 90 days if such underwritten offering is not an Initial Public Offering, not to register for sale, and not to sell or otherwise dispose of, Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock. The Company shall not grant any other Person registration rights with terms and conditions more favorable to such holder than the terms and conditions applicable to the Designated Holders herein without the written consent of the Designated Holders holding at least a majority of the Registrable Securities held by all of the Designated Holders. If the Company shall at any time hereafter provide to any holder of any securities of the Company rights with respect to the registration of such securities and such rights are provided on terms or conditions more favorable to such holder than the terms and conditions applicable to the Designated Holders herein, the Company shall provide (by way of amendment to this Agreement or otherwise) such more favorable terms or conditions to the Designated Holders under this Agreement.

                           (c)      REMEDIES. The Holders, in addition to
being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

                           (d)      AMENDMENTS AND WAIVERS. Except as
otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions of such section may not be given unless the Company has obtained the prior written consent of (i) the Designated Holders holding at least a majority of the Registrable Securities held by all of the Designated Holders and (ii) the Holders holding at least a majority of the Registrable Securities.

                           (e)      NOTICES. All notices, demands and other
communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

                    (i)     if to Whitney or the Individual Investors:

                                     c/o J. H. Whitney & Co.
                                     177 Broad Street
                                     Stamford, Connecticut 06901
                                     Telecopier No.:  (203) 973-1422
                                     Attention:  Jeffrey R. Jay, M.D.


                                     with a copy to:

                                     Paul, Weiss, Rifkind, Wharton & Garrison
                                     1285 Avenue of the Americas
                                     New York, New York 10019-6064
                                     Telecopier No.: (212) 757-3990
                                     Attention:  Bruce A. Gutenplan, Esq.

                   (ii)     if to FHS:

                                     Foundation Health Systems, Inc.
                                     21600 Oxnard Street, Suite 2000
                                     Woodland Hills, CA 91367
                                     Telecopier No.:  (818) 676-7503
                                     Attention:  Michael E. Jansen

                  (iii)     if to the Company:

                                     CareScience, Inc.
                                     3600 Market Street, 6th Floor
                                     Philadelphia, PA 19104
                                     Telecopier No.:  (215) 387-9406
                                     Attention:  Chief Executive Officer

                            with a copy to:

                                     Morgan, Lewis & Bockius
                                     1701 Market Street
                                     Philadelphia, PA 19103
                                     Telecopier No.:  (215) 963-5299
                                     Attention:  Stephen M. Goodman

                   (iv) if to an Existing Shareholder, to its, his or her address as it appears on the record books of the Company.

                  All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; five Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if telecopied.

                           (f)      SUCCESSORS AND ASSIGNS. This Agreement
shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto; PROVIDED, HOWEVER, that the registration rights and the other obligations of the Company contained in this Agreement shall, with respect to any Registrable Security, be automatically transferred from a Holder to any subsequent holder of such Registrable Security (including any pledgee). Notwithstanding any transfer of such rights, all of the obligations of the Company hereunder shall survive any such transfer and shall continue to inure to the benefit of all transferees.

                           (g)      COUNTERPARTS. This Agreement may be
executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                           (h)      HEADINGS. The headings in this Agreement
are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                           (i)      GOVERNING LAW. This Agreement shall be
governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the principles of conflicts of law of such State.

                           (j)      JURISDICTION. Each party to this Agreement
hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or any agreements or transactions contemplated hereby may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the address set forth in Section 10(e), such service to become effective 10 days after such mailing.

                           (k)      SEVERABILITY. If any one or more of the
provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all of the rights and privileges of the Holders shall be enforceable to the fullest extent permitted by law.

                           (l)      RULES OF CONSTRUCTION. Unless the context
otherwise requires, "or" is not exclusive, and references to sections or subsections refer to sections or subsections of this Agreement.

                           (m)      ENTIRE AGREEMENT. This Agreement is
intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings in respect of the subject matter contained herein, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                           (n)      FURTHER ASSURANCES.  Each of the parties
shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and delivered by their respective officers hereunto duly authorized on the date first above written.

                              CARESCIENCE, INC.


                           By    /s/ David J. Brailer
                                -------------------------------------
                                Name:  David J. Brailer
                                Title: Chief Executive Officer


                           J.H. WHITNEY III, L.P.

                           By          J.H. Whitney Equity Partners III, L.L.C.
                                       Its General Partner


                           By    /s/ Daniel J. O'Brien
                                -------------------------------------
                                Name:  Daniel J. O'Brien
                                       Managing Member


                           WHITNEY STRATEGIC PARTNERS III, L.P.

                           By          J.H. Whitney Equity Partners III, L.L.C.
                                       Its General Partner


                           By    /s/ Daniel J. O'Brien
                                -------------------------------------
                                Name: Daniel J. O'Brien
                                      Managing Member


                           FOUNDATION HEALTH SYSTEMS, INC.


                           By
                                -------------------------------------
                                Name:
                                Title:

                           ZEKE INVESTMENT PARTNERS


                           By    /s/ Edward N. Antoian
                                -------------------------------------
                                Name:  Edward N. Antoian
                                Title: General Partner

                            /s/ David J. Brailer
                           ------------------------------------------
                           David J. Brailer


                            /s/ Ronald A. Paulus
                           ------------------------------------------
                           Ronald A. Paulus


                            /s/ Brent Milner
                           ------------------------------------------
                           Brent Milner


                            /s/ William Winkenwerder
                           ------------------------------------------
                           William Winkenwerder